                                                                 EXHIBIT (10)(b)

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the references made to our firm under the caption "Financial Statements" and to the use of our reports as follows: our report dated March 29, 2002 (except for footnote 1, as to which the date is December 31, 2002) with respect to the restated 2001 financial statements of The United States Life Insurance Company in the City of New York; our report dated March 29, 2002 (except for footnote 14, as to which the date is December 31, 2002) with respect to the 2001 financial statements of The United States Life Insurance Company in the City of New York; and our report dated May 11, 2001 (except for footnote Q, as to which the date is December 31, 2002) with respect to the statutory-basis financial statements of American General Life Insurance Company of New York; all included in this Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4, Nos. 333-109499 and 811-09007) to be filed by the Registrant, The United States Life Insurance Company in the City of New York Separate Account USL VA-R.


                                          /s/  ERNST & YOUNG LLP
                                          --------------------------------------


New York, New York
December 17, 2003